SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 8, 2003



                         FAIRPOINT COMMUNICATIONS, INC.
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             (Exact Name of Registrant as specified in its charter)


           Delaware                   333-56365                 13-3725229
 (State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)              Identification No.)


      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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               (Address of Principal Executive Offices) (Zip Code)



                                 (704) 344-8150
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               Registrant's telephone number, including area code



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        *99.1     High Yield Conference Presentation.

ITEM 9. Regulation FD Disclosure

        On October 8, 2003, Eugene B. Johnson and Walter E. Leach, Jr., executive officers of FairPoint Communications, Inc., participated in a high yield conference sponsored by Deutsche Bank Securities. The presentation is attached hereto as Exhibit 99.1.



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* Filed herewith

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAIRPOINT COMMUNICATIONS, INC.


                                    By:     /s/ Walter E. Leach, Jr.
                                            ------------------------------------

                                            Name:      Walter E. Leach, Jr.
                                            Title:     Senior Vice President and
                                                       Chief Financial Officer


Date: October 8, 2003